Income taxes and deferred taxes	9 Months Ended
Sep. 30, 2022
Income taxes and deferred taxes
Income taxes and deferred taxes

19.Income taxes and deferred taxes

	For the three months ended		For the nine months ended
	September 30		September 30
(in EUR 000)	2022	2021	2022	2021
Current tax income/(expense)	(944)	(136)	(2,579)	(268)
Deferred tax income/(expense)	879	−	2,200	8
Total Income Tax Income/(Expense)	(65)	(136)	(379)	(260)

As of January 1, 2022, new tax regulations are in place in the US. In order to fully comply with internal revenue requirements, R&D expenses can no longer be deducted when incurred but instead they will be capitalized only for tax purposes and they will be amortized over a 5 year period. Due to this new regulation, there is an increase in current tax expense and current tax liability by €2.4 million and €2.5 million respectively, and also an increase in deferred tax asset and deferred tax income of €2.4 million and €2.2 million respectively. The deferred tax asset is recognized because the Company expects the US subsidiary will be able to recover the deferred tax asset in the foreseeable future.

The current tax liability of €5.4 million also relates to a liability for uncertain tax positions for an amount of €2.8 million. This current tax liability was recorded following certain public rulings and guidance recently issued by tax authorities in one of the jurisdictions that the Company operates in. The current tax expense related to this current tax liability for the nine months period ended September 30, 2022 amounts to €77,000.